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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 3, 2006


                             INTERLINE BRANDS, INC.
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             (Exact name of registrant as specified in its charter)

                                    DELAWARE
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                 (State or other jurisdiction of incorporation)


             001-32380                                    03-0542659
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     (Commission File Number)                (IRS Employer Identification No.)


 801 W. BAY STREET, JACKSONVILLE, FLORIDA                   32204
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 (Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code: (904) 421-1400

                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

                  SECOND SUPPLEMENTAL INDENTURE

                  On June 23, 2006, Interline Brands, Inc., a New Jersey corporation ("Interline New Jersey") and a wholly-owned subsidiary of Interline Brands, Inc., a Delaware corporation ("Interline Delaware"), issued its 8 1/8% Senior Subordinated Notes Due 2014 (the "Notes") pursuant to an indenture (the "Base Indenture") among Interline New Jersey, Interline Delaware, certain subsidiary guarantors named therein (the "Existing Guarantors") and the Bank of New York Trust Company, N.A. as trustee (the "Trustee"), as supplemented by the First Supplemental Indenture, dated as of June 23, 2006 (the "First Supplemental Indenture", and together with the Base Indenture, the
"Indenture"). In connection with the acquisition of AmSan, LLC ("AmSan") by Interline New Jersey, Interline New Jersey, Interline Delaware, the Existing Guarantors, AmSan and the Trustee entered into a Second Supplemental Indenture, dated as of July 3, 2006 (the "Second Supplemental Indenture") to add AmSan as a subsidiary guarantor of Interline New Jersey's obligations under the Notes and the Indenture. An executed copy of the Second Supplemental Indenture is attached as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 1.01.

                  GUARANTEE AND COLLATERAL AGREEMENT

                  On June 23, 2006, Interline Delaware, Interline New Jersey, the Existing Guarantors and JPMorgan Chase Bank, N.A., as collateral agent ("JPMorgan"), entered into a guarantee and collateral agreement (the "Guarantee and Collateral Agreement") in connection with Interline New Jersey's credit facility, which was previously disclosed in Interline Delaware's Current Report on Form 8-K filed on June 27, 2006. Pursuant to the terms of the Guarantee and Collateral Agreement, Interline New Jersey's obligations under the credit facility are guaranteed by Interline Delaware and the Existing Guarantors and the obligations and the guarantees are also secured by a first-priority security interest in substantially all of Interline New Jersey's assets and the assets of the Existing Guarantors, including a pledge of all the capital stock of Interline New Jersey and its domestic subsidiaries and 65% of the capital stock of the foreign subsidiaries of the Interline New Jersey. In connection with the acquisition of AmSan, AmSan and JPMorgan entered into a Supplemental No. 1, dated July 3, 2006, to the Guarantee and Collateral Agreement (the "Supplemental No.1") to add AmSan as a subsidiary guarantor, which guarantee is also secured by a first-priority security interest in substantially all the assets of AmSan. An executed copy of the Supplemental No.1 is attached as
Exhibit 4.2 to this Current Report on Form 8-K and is incorporated by reference into this Item 1.01.

ITEM 2.01   COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

                  On July 3, 2006, Interline New Jersey acquired all of the outstanding equity interests of AmSan (the "Acquisition") pursuant to a Securities Purchase Agreement, dated May 23, 2006, by and among American Sanitary Incorporated ("American Sanitary"), AmSan, Golder, Thoma, Cressey, Rauner Fund V, L.P., GTCR Associates V, GTCR Capital Partners, L.P. and Interline New Jersey (the "Acquisition Agreement"). An executed copy of the Acquisition Agreement is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 2.01.

                  AmSan is a leading national distributor of janitorial and sanitary supplies. AmSan holds leading market share in many of its end markets and geographic regions and the business Interline New Jersey acquired offers over 40,000 products to more than 44,000 customers from 43 locations in 39 states. AmSan's primary end markets are institutional facilities, such as schools and universities, health care, lodging and government properties, as well as professional cleaning contractors.

                  Pursuant to the Acquisition Agreement, the selling parties sold to Interline New Jersey all of the outstanding equity interests of AmSan, excluding certain distribution and sales facilities, which were shut down prior to the closing of the Acquisition. As consideration, Interline New Jersey paid the selling parties an amount (the "Purchase Price") in cash equal to $127.5 million, minus (i) the amount of any outstanding indebtedness of AmSan, (ii) transaction expenses incurred by AmSan and the selling parties in connection with the preparation, execution and performance of the Acquisition Agreement and (iii) the amount of certain incentive awards payable to employees of AmSan in connection with the Acquisition, plus (iv) the amount of any cash held by AmSan, and plus or minus, as applicable, (v) the difference between AmSan's actual working capital at closing and a targeted amount of working capital. In addition, Interline New Jersey purchased the inventory of certain of the excluded facilities for an amount of approximately $0.7 million (the "Inventory Purchase Price"). As part of the consideration, Interline New Jersey delivered to JPMorgan Chase Bank, N.A. $11.5 million (the "Indemnification Escrow Amount") in cash to be held in escrow for a limited period of time as a source of payment for indemnification claims against the selling parties under the Acquisition Agreement and approximately $1.8 million (the "Lease Escrow Amount") as a source of payment for certain liabilities relating to all of the excluded facilities, as described below. At the closing, the Purchase Price (as adjusted) plus the Inventory Purchase Price minus the Indemnification Escrow Amount and the Lease Escrow Amount was paid to American Sanitary. Certain components of the Purchase Price were estimated at the closing. The final determination of the Purchase Price is expected to occur within approximately 180 days after the closing based on an unaudited balance sheet of AmSan and certain procedures set forth in the Acquisition Agreement.

                  The Acquisition Agreement includes customary representations, warranties and covenants by the parties. The selling parties made representations and warranties to Interline New Jersey relating to, among other things, the business that was acquired and their ownership of American Sanitary and AmSan. Subject to certain conditions and limitations, the selling parties have agreed for a specified period following the closing to certain restrictive covenants, including a non-compete agreement with AmSan. Subject to certain limited exceptions, the representations, warranties and covenants of the parties survive the closing for 18 months. Representations and warranties relating to environmental matters survive for a period of four years and representations and warranties relating to tax and ERISA matters survive until the expiration of the applicable statute of limitations.

                  The selling  parties also agreed to indemnify  Interline  New
Jersey against certain losses arising from the breach or nonperformance of representations and warranties, covenants or obligations in connection with the Acquisition, the excluded facilities and certain other matters. The indemnification obligations of the selling parties are generally subject to an aggregate deductible ($1.0 million), a maximum aggregate amount equal to the Indemnification Escrow Amount (i.e., $11.5 million) and certain other limitations. The Indemnification Escrow Amount cap does not apply to certain representations, warranties and covenants such as those relating to ownership, authority, taxes, ERISA matters and products liability. However, there is a $60 million maximum aggregate loss amount applicable to these liabilities. In addition, the selling parties also agreed to indemnify Interline New Jersey against liabilities relating to all of the excluded facilities in a maximum aggregate amount equal to the Lease Escrow Amount (i.e., approximately $1.8 million), which is generally equal to the remaining lease payments, including rent and operating expenses, due under the real estate leases associated with the excluded facilities for the remaining term of such leases.

                  In  connection   with  the   execution  of  the   Acquisition
agreement, Interline New Jersey entered into employment agreements with certain members of senior management of AmSan.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

                  On  July  3,  2006,  in  connection  with  the   Acquisition,
Interline New Jersey borrowed $130.0 million under its previously announced delayed draw term loan under its credit facility to fund the Acquisition and the related fees and expenses. The credit facility was entered into on June 23, 2006, and was previously described in Interline Delaware's Current Report on Form 8-K filed on June 27, 2006.

ITEM 9.01   FINANCING STATEMENTS AND EXHIBITS

(d) Exhibits.


            EXHIBIT
            NUMBER         DESCRIPTION
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            2.1            Securities Purchase  Agreement,  dated as of May 23,
                           2006, by and among American  Sanitary  Incorporated,
                           AmSan, LLC, Golder, Thoma,  Cressey,  Rauner Fund V,
                           L.P., GTCR Associates V, GTCR Capital Partners, L.P.
                           and Interline New Jersey.

            4.1 Second Supplemental Indenture, dated as of July 3, 2006, by and among Interline New Jersey, Interline Delaware, AmSan as a subsidiary guarantor, certain other subsidiaries of Interline New Jersey and the Bank of New York Trust Company, N.A., as trustee.

            4.2 Supplemental No.1, dated as of July 3, 2006, to the Guarantee and Collateral Agreement, dated June 23, 2006, between AmSan, LLC and JPMorgan Chase Bank, N.A., as collateral agent.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             INTERLINE BRANDS, INC.



                                             By: /s/ Thomas J. Tossavainen
                                                 ------------------------------
                                                 Name:  Thomas J. Tossavainen
                                                 Title: Chief Financial Officer


Date: July 10, 2006

                               INDEX TO EXHIBITS



            EXHIBIT
            NUMBER         DESCRIPTION
            ------         -----------
            2.1            Securities Purchase  Agreement,  dated as of May 23,
                           2006, by and among American  Sanitary  Incorporated,
                           AmSan, LLC, Golder, Thoma,  Cressey,  Rauner Fund V,
                           L.P., GTCR Associates V, GTCR Capital Partners, L.P.
                           and Interline New Jersey.

            4.1 Second Supplemental Indenture, dated as of July 3, 2006, by and among Interline New Jersey, Interline Delaware, AmSan as a subsidiary guarantor, certain other subsidiaries of Interline New Jersey and the Bank of New York Trust Company, N.A., as trustee.

            4.2 Supplemental No.1, dated as of July 3, 2006, to the Guarantee and Collateral Agreement, dated June 23, 2006, between AmSan, LLC and JPMorgan Chase Bank, N.A., as collateral agent.